SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Under §240.14a-12

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

25 Sawyer Passway

Fitchburg, MA 01420

________________________

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

and

NOTICE OF ANNUAL MEETING

May 26, 2016

Proxy materials for the 2016 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc., are now available on the Internet. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

Dear Stockholder,

The Annual Meeting will be held at the Double Tree by Hilton, 99 Erdman Way, Leominster, Massachusetts on Thursday, May 26, 2016 at 10:00 a.m., local time, for the following purposes:

(1)	To re-elect two Class III directors to hold office for three years until the 2019 annual meeting and until their successors are duly elected and qualified.
(2)	To approve a non-binding advisory vote on executive compensation (“say-on-pay”).
(3)	To ratify the appointment of Wolf & Company P.C. as the Company’s independent registered public accounting firm.
(4)	To authorize adjournment of the Annual Meeting to a later date or dates if there are insufficient votes to approve the proposals.
(5)	To vote with respect to any other matters that may properly come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.  Only stockholders of the Company at the close of business on April 4, 2016 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  A complete list of these stockholders will be open for the examination of any stockholder at the Company's principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting.  The list will also be available for the examination of any stockholder present at the Annual Meeting.

To access your proxy materials online, vote online or request to receive a paper or e-mail copy of your proxy materials, please see the instructions on the reverse side of this Notice.

To obtain directions to attend the Annual Meeting and vote in person, please call Investor Relations at (978) 345-5000.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

You will need your COMPANY ID, PROXY NUMBER & ACCOUNT NUMBER in order to access your proxy materials online, vote online or request to receive a paper or email copy of your proxy materials.

The Proxy materials are available for review at:

www.cstproxy.com/arthrt/2016

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

______________________________

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 26, 2016

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the information contained in the proxy materials before voting.

•	The Company’s Proxy Statement and Annual Report to Stockholders are available at:

www.cstproxy.com/arthrt/2016

•

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before May 15, 2016 to facilitate timely delivery.

The following proxy materials are available for you to review online at www.cstproxy.com/arthrt/2016

•	the Notice and Proxy Statement for the Annual Meeting;
•	the Proxy Card;
•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

ACCESSING YOUR PROXY MATERIALS ONLINE
If you have access to the Internet, you can view your proxy materials and complete the voting process in a few easy steps:

Step 1:	Go to www.cstproxy.com/arthrt/2016
Step 2:	Click the appropriate button to view the Company’s proxy materials.
Step 3:	Make your selection as instructed to choose your delivery preferences and to VOTE.
Step 4:	Follow the instructions on the screen to log in.

You will not be required to provide any identifying information other than your COMPANY ID, PROXY NUMBER and ACCOUNT NUMBER to complete the voting process online.

OBTAINING A FREE PAPER OR E-MAIL COPY OF THE PROXY MATERIALS

If you prefer, you may request to receive your proxy materials for the Annual Meeting or for future annual meetings of the Company’s stockholders on paper or via e-mail in any of the following ways:

Telephone:	Call us toll-free at (888)221-0690.
Internet:	Go to www.cstproxy.com/arthrt/2016 and request a printed version of the materials.
E-mail:	Send a message to proxy@continentalstock.com with ARTHRT in the subject field and include your registered holder name, address and COMPANY ID, PROXY NUMBER and ACCOUNT NUMBER.